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                          FORM 8-K


              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 30, 2000





                  CROWN CENTRAL PETROLEUM CORPORATION
        (Exact name of registrant as specified in its charter)



     Maryland                    1-1059         52-0550682
(State or other jurisdiction  (Commission      (IRS Employer
of incorporation)             File Number)   Identification No.)


         One North Charles Street
         Baltimore, Maryland                   21201
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:(410)539-7400


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Item 5.   Other Events

	As previously reported, on August 24, 2000, Crown Central Petroleum Corporation (CNPa and CNPb on the American Stock Exchange) invited Apex Oil Company to present a definitive proposal for the acquisition of Crown. Crown's Board of Directors has on two prior occasions extended the time for Apex to commence its proposal.

	On November 30, 2000, Crown announced that it is discussing the Company's strategic alternatives with Rosemore, Inc. and with Apex, the two stockholders with the largest voting positions in the Company.

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Item 7(c)     EXHIBITS

Exhibit No.     Description
-----------     ----------

99              Press Release dated November 30, 2000




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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CROWN CENTRAL PETROLEUM CORPORATION
                         (Registrant)


                         By: /s/ John E. Wheeler, Jr.
                             ------------------------
                         Name:  John E. Wheeler, Jr.
                         Title: Executive Vice President --
                                Chief Financial Officer


Dated: November 30, 2000



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                             EXHIBIT INDEX
                             -------------


      Exhibit No.        Description

         99              Press Release dated November 30, 2000